United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2013

(Date of Report)

Legal Life Plans, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-119915	20-1499421
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 North Military Trail, Ste. 107 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 672-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Legal Life Plans, Inc. (the “Company”) has withdrawn and rescinded the memorandum for the offering of its securities referenced in a Form 8-K filed on February 11, 2013. The Company has not offered or sold any securities pursuant to the memorandum.

Recently the Company was served with a lawsuit by an individual seeking alleged past due wages, and alleging discriminatory employment practice, amongst other things, including OSHA violations. The Company intends to vigorously defend the lawsuit. In the event the Company is not successful in defending this lawsuit it will have a material adverse effect on the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2013	LEGAL LIFE PLANS, INC.
________________________
Scott Weissman
President